UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2020
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Owens & Minor, Inc.
(Exact name of Registrant as specified in its charter)
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Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 18, 2020, Owens & Minor, Inc. (the “Company”) completed the previously announced divestiture of the Company’s Movianto business (the “Divestiture”), as well as certain support functions in the Company’s Dublin office, to Walden Group SAS (the “Buyer”) and EHDH (as Buyer’s guarantor) for cash consideration of approximately $133 million. The Company had announced its intention to sell its Movianto business as disclosed in the Company’s Current Report on Form 8-K filed on January 16, 2020, and on April 6, 2020, announced that the Company had entered into the Purchase Agreement with Buyer and Buyer’ guarantor.

Item 7.01	Regulation FD Disclosure.
On June 18, 2020, the Company issued a press release announcing the closing of the Divestiture. A copy of the press release is attached as Exhibit 99.1 and is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release issued by the Company on June 18, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: June 18, 2020	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary